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                                                                EXHIBIT 10.2 (b)


Memorandum to OPERATING COMMITTEE 2000 PROFIT SHARING PLAN

December 20, 1999






I am modifying the "Operating Committee 2000 Profit Sharing Plan" pay-out percentage for Jim Mason and Don Pyatt. The percentages will be modified from 0.20% to 0.18% for both Jim Mason and Don Pyatt.


                           /s/ John Doddridge
                           ------------------
                           John Doddridge
                           Chairman & CEO